EXHIBIT INDEX

 Exhibit Number
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 23 Independent Auditors' Consent.


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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT


 We consent to the incorporation by reference in Registration Statements Nos. 33-4780 and 33-44581 on Forms S-8 of Public Service Enterprise Group Incorporated of our report dated June 15, 2001 appearing in this Annual Report on Form 11-K of the Public Service Enterprise Group Incorporated Thrift and Tax-Deferred Savings Plan for the year ended December 31, 2000.



 DELOITTE & TOUCHE LLP
 Parsippany, New Jersey
 June 28, 2001